UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2013

Cornerstone Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC	27518
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 678-6611

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2013, the Board of Directors of Cornerstone Therapeutics Inc. (the “Company”) amended the Bylaws of the Company by adopting the Fifth Amended and Restated Bylaws (the “Amended Bylaws”). The sole purpose of the amendment was to add Section 7.1, entitled “Exclusive Forum”. Section 7.1 designates, unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for (i) any derivative actions or proceedings brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Company’s Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine.

The description of the amendment to the Company’s Amended Bylaws set forth herein is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed as an exhibit hereto and incorporated herein by reference.

The Amended Bylaws were adopted at the same meeting at which the Company’s Board of Directors approved a merger transaction, described in a separate report on Form 8-K. Any litigation relating to that merger transaction will be subject to newly adopted Section 7.1 of the Amended Bylaws.

Item 8.01.	Other Events

Additional Information and Where to Find It

The Company intends to file a Proxy Statement with the Securities and Exchange Commission (the “SEC”), and the Company and Chiesi intend to file a Schedule 13E-3 and other relevant materials with the SEC. A definitive proxy statement will be sent to holders of the Company’s common stock seeking their approval of the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT AS WELL AS THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR CHIESI WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing the Company’s website (http://www.crtx.com). Investors may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation

The directors, executive officers and other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed Merger. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC by the Company on March 14, 2013, as amended by a Form 10-K/A filed with the SEC on April 11, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.

Dated: September 16, 2013	By:	/s/ Craig A. Collard
Craig A. Collard
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

3.1	Fifth Amended and Restated Bylaws of Cornerstone Therapeutics Inc. dated September 15, 2013.